UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2008 (December 4, 2008)
King Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Tennessee	001-15875	54-1684963

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Fifth Street, Bristol, Tennessee	37620

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (423) 989-8000
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 4, 2008, the Compensation and Human Resources Committee of the Board of Directors of King Pharmaceuticals, Inc. approved base salary increases for certain of King’s executive officers, effective December 29, 2008, in recognition of their contributions to King during 2008. These changes are as follows:

Officer	Current Salary	Adjusted Salary	Difference
Joseph Squicciarino Chief Financial Officer	$552,000	$600,000	$48,000

Stephen J. Andrzejewski Chief Commercial Officer	$411,000	$427,500	$16,500

Eric J. Bruce Chief Technical Operations Officer	$411,000	$431,500	$20,500

James W. Elrod General Counsel and Secretary	$431,500	$468,000	$36,500

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2008	KING PHARMACEUTICALS, INC.
	By:	/s/ Brian A. Markison
Brian A. Markison
President and Chief Executive Officer